Exhibit 10.10

THIRD AMENDMENT

TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Among

LINN ENERGY, LLC

as Borrower,

BNP PARIBAS,

as Administrative Agent,

and

The Lenders Signatory Hereto

Effective as of July 13, 2007

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Third Amendment”) executed effective as of July 13, 2007 (the “Third Amendment Effective Date”) is among LINN ENERGY, LLC, a limited liability company formed under the laws of the State of Delaware (the “Borrower”); each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Obligors”); each of the Lenders that is a signatory hereto; and BNP PARIBAS, as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”).

Recitals

A.            The Borrower, the Administrative Agent and the Lenders are parties to that certain Second Amended and Restated Credit Agreement dated as of August 1, 2006, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement, dated as of February 1, 2007 and the Second Amendment to Amended and Restated Credit Agreement, dated as of June 29, 2007 (as amended, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B.            The Borrower has requested and the Administrative Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement.

C.            NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.               Defined Terms.  Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Third Amendment, shall have the meaning ascribed such term in the Credit Agreement.  Unless otherwise indicated, all section references in this Third Amendment refer to the Credit Agreement.

Section 2.               Amendments to Credit Agreement.

2.1           Definitions.  Section 1.02 is hereby amended by amending and restated the definition of “Agreement” as follows:

“ ‘Agreement’ means this Second Amended and Restated Credit Agreement, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement, dated as of February 1, 2007, by that certain Second Amendment to Second Amended and Restated Credit Agreement, dated as of June 29, 2007 and by that certain Third Amendment to Second Amended and Restated Credit Agreement, dated as of July 13, 2007, and as the same may from time to time be further amended, modified, supplemented or restated.”

2.2           Section 9.02.  Section 9.02(a) is hereby amended and restated in its entirety as follows:

“(a)         the Notes or other Indebtedness or any guaranty of or suretyship arrangement for the Notes or other Indebtedness.”

Section 3.               Waiver.

The Borrower has informed the Administrative Agent that it has executed deferred premium put agreements with a Lender or an Affiliate of a Lender, and such deferred premium put agreements could be characterized as Debt not currently permitted by Section 9.02.  Section 9.02(a) as amended by this Third Amendment permits such deferred premium put agreements so long as such put agreements are with a Lender or an Affiliate of a Lender, as such put agreements would constitute “Indebtedness”.  Therefore, the Borrower hereby requests, and the Administrative Agent and the Majority Lenders hereby agree, to waive Section 9.02 to allow such deferred premium put agreements.  Except as expressly waived herein, all covenants, obligations and agreements of the Borrower contained in the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their terms.

Neither the execution by the Administrative Agent or the Lenders of this Third Amendment, nor any other act or omission by the Administrative Agent or the Lenders or their officers in connection herewith, shall be deemed a waiver by the Administrative Agent or the Lenders of any other defaults which may exist, which may have occurred prior to the distribution above, or which may occur in the future under the Credit Agreement and/or the other Loan Documents, or any future defaults of the same provision waived hereunder (collectively “Other Violations”).  Similarly, nothing contained in this letter shall directly or indirectly in any way whatsoever either: (i) impair, prejudice or otherwise adversely affect the Administrative Agent’s or the Lenders’ right at any time to exercise any right, privilege or remedy in connection with the Loan Documents with respect to any Other Violations, (ii) amend or alter any provision of the Credit Agreement, the other Loan Documents, or any other contract or instrument, or (iii) constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement, the other Loan Documents, or any other contract or instrument.  Nothing in this letter shall be construed to be a consent by the Administrative Agent or the Lenders to any Other Violations.

Section 4.               Conditions Precedent.  The effectiveness of this Third Amendment is subject to the receipt by the Administrative Agent of the following documents and satisfaction of the other conditions provided in this Section 4, each of which shall be reasonably satisfactory to the Administrative Agent in form and substance:

4.1           Payment by the Borrower to the Administrative Agent of all fees and other amounts due and payable on or prior to the Third Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower.

4.2           The Administrative Agent shall have received multiple counterparts as requested of this Third Amendment from the Majority Lenders.

4.3           The Administrative Agent shall have received such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.

4.4           No Default or Event of Default shall have occurred and be continuing as of the Third Amendment Effective Date.

Section 5.               Representations and Warranties; Etc.  Each Obligor hereby affirms:  (a) that as of the date of execution and delivery of this Third Amendment, all of the representations and warranties contained in each Loan Document to which such Obligor is a party are true and correct in all material respects as though made on and as of the Third Amendment Effective Date (unless made as of a specific earlier date, in which case, was true as of such date); and (b) that after giving effect to this Third Amendment and to the transactions contemplated hereby, no Defaults exist under the Loan Documents or will exist under the Loan Documents.

Section 6.               Miscellaneous.

6.1           Confirmation.  The provisions of the Credit Agreement (as amended by this Third Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Third Amendment.

6.2           Ratification and Affirmation of Obligors.  Each of the Obligors hereby expressly (i) acknowledges the terms of this Third Amendment, (ii) ratifies and affirms its obligations under the Guarantee Agreement and the other Security Instruments to which it is a party, (iii) acknowledges, renews and extends its continued liability under the Guarantee Agreement and the other Security Instruments to which it is a party and agrees that its guarantee under the Guarantee Agreement and the other Security Instruments to which it is a party remains in full force and effect with respect to the Indebtedness as amended hereby.

6.3           Counterparts.  This Third Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

6.4           No Oral Agreement.  THIS WRITTEN THIRD AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

6.5           Governing Law.  THIS THIRD AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed effective as of the date first written above.

BORROWER:	LINN ENERGY, LLC

	By:	/s/ Michael C. Linn
Michael C. Linn, Chairman, President and
Chief Executive Officer

GUARANTORS:		LINN ENERGY HOLDINGS, LLC

LINN OPERATING, INC.

PENN WEST PIPELINE, LLC

PENN WEST STORAGE, LLC

MID ATLANTIC WELL SERVICE,
INC.

LINN WESTERN OPERATING, INC.

LINN WESTERN PROCESSING, LLC

LINN MID-CONTINENT OPERATING,
INC.

	By:	/s/ Michael C. Linn
Michael C. Linn, Chairman, President
and Chief Executive Officer

ADMINISTRATIVE AGENT:	BNP PARIBAS,
as Administrative Agent and Lender

	By:	/s/ Douglas R. Liftman
	Name:	Douglas R. Liftman
	Title:	Managing Director

	By:	/s/ Betsy Jocher
	Name:	Betsy Jocher
	Title:	Director

LENDERS:	ROYAL BANK OF CANADA, as a Syndication
Agent and a Lender

	By:	/s/ Don J. McKinnerney
	Name:	Don J. McKinnerney
	Title:	Authorized Signatory

SOCIETE GENERALE, as a Syndication Agent
and a Lender

By:	/s/ Elena Robciuc
Name:	Elena Robciuc
Title:	Director

COMERICA BANK, as a Documentation Agent
and a Lender

By:	/s/ Josh Strong
Name:	Josh Strong
Title:	Assistant Vice President

CITIBANK, N.A., as a Documentation Agent and
a Lender

By:	/s/ Thomas Benavides
Name:	Thomas Benavides
Title:	Vice President

FORTIS CAPITAL CORP., as a Lender

By:	/s/ David Montgomery
Name:	David Montgomery
Title:	Senior Vice President

By:	/s/ Deirdre Sanborn
Name:	Deirdre Sanborn
Title:	Senior Vice President

LEHMAN COMMERICAL PAPER INC., as a
Lender

By:	/s/ Maria M. Lund
Name:	Maria M. Lund
Title:	Authorized Signatory

BMO CAPITAL MARKETS FINANCING,
INC., as a Lender

By:	/s/ Mary Lou Allen
Name:	Mary Lou Allen
Title:	Vice President

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Jo Linda Papadakis
Name:	Jo Linda Papadakis
Title:	Vice President

DEUTSCHE BANK TRUST COMPANY
AMERICAS, as a Lender

By:	/s/ Evelyn Thierry
Name:	Evelyn Thierry
Title:	Vice President

By:	/s/ Susan LeFevre
Name:	Susan LeFebre
Title:	Director

ALLIED IRISH BANK, p.l.c., as a Lender

By:	/s/ David O’Driscoll
Name:	David O’Driscoll
Title:	Assistant Vice President

By:	/s/ Aidan Lanigan
Name:	Aidan Lanigan
Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION, as a
Lender

By:	/s/ Justin M. Alexander
Name:	Justin M. Alexander
Title:	Vice President